                                                         Exhibit Number (10)(vi)
                                                            To 3/31/97 Form 10-Q


Resolution                                                              11/19/96
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The Northern Trust Company



ADOPTION OF ALL EMPLOYEE BENEFIT PLANS BY BENT TREE NATIONAL BANK
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     WHEREAS, in connection with the November 15, 1996 acquisition of Bent Tree
National Bank ("Bent Tree") by Northern Trust Corporation, Bent Tree and The Northern Trust Company are now members of the same controlled group of corporations, as defined in the Internal Revenue Code; and

     WHEREAS, Bent Tree sponsored a 401(k) plan known as the Metroplex Employees Savings Account (the "Bent Tree Plan"); and

     WHEREAS, it is now deemed desirable to extend the employee benefit plans maintained by The Northern Trust Company to employees of Bent Tree, to merge the Bent Tree Plan into The Northern Trust Company Thrift-Incentive Plan ("TIP"), and to amend the retirement plans maintained by The Northern Trust Company to add provisions relating to the participation by the former employees of Bent Tree in such plans;

     NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors hereby consents to the adoption by Bent Tree of all of the employee benefit plans of The Northern Trust Company, effective January 1, 1997.

     FURTHER RESOLVED, that the merger of the Bent Tree Plan and TIP is hereby authorized and approved effective as of midnight on December 31, 1996. TIP shall be the surviving plan, and it shall receive all of the assets and assume all of the liabilities of the Bent Tree Plan.

     FURTHER RESOLVED, that each individual who was eligible to participate in the Bent Tree Plan immediately prior to the merger shall be eligible to participate in TIP effective January 1, 1997, provided however, that such individuals shall not have the ability to direct the investment of account assets attributable to the Bent Tree Plan as would otherwise be permitted under
Article VI of TIP until such assets are transferred to the TIP Trust.

     FURTHER RESOLVED, that TIP and the Northern Trust Employee Stock Ownership Plan are hereby amended, effective January 1, 1997, to provide that an employee's service with Bent Tree (before and after the November 15, 1996 acquisition date) shall be considered service with The Northern Trust Company for purposes of determining eligibility and Vesting Service.

Resolution                                                              11/19/96
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The Northern Trust Company



     FURTHER RESOLVED, that The Northern Trust Company Pension Plan is hereby amended, effective January 1, 1997, to provide that an employee's service with Bent Tree National Bank from November 15, 1996 (or the employee's date of hire, if later) shall be considered service with The Northern Trust Company for purposes of determining eligibility, years of Vesting Service and years of Credited Service.

     FURTHER RESOLVED, that in connection with the merger of the Bent Tree Plan into TIP, TIP is further amended as follows, effective January 1, 1997.

(1) The vesting schedule applicable under the Bent Tree Plan will serve as the minimum vesting schedule with respect to account balances that are attributable to participation in the Bent Tree Plan for individuals who were eligible to participate in the Bent Tree Plan immediately prior to the merger, or who had an account balance under the Bent Tree Plan that was transferred to TIP ("Bent Tree Participants"). The TIP vesting schedule shall apply with respect to account balances that are attributable to participation in TIP.

(2) Bent Tree Participants shall be 100% vested at age 59 1/2, regardless of years of service, with respect to account balances that are attributable to participation in the Bent Tree Plan.

(3) Optional forms of distributions and other protected benefits under the Bent Tree Plan shall be preserved for Bent Tree Participants with respect to their entire account balances in accordance with section 411(d)(6) of the Internal Revenue Code and the regulations thereunder.

     FURTHER RESOLVED, that these resolutions do not entitle the affected employees to receive benefits for periods prior to January 1, 1997 under any welfare or retirement plan maintained by The Northern Trust Company, except as expressly provided herein.

     FURTHER RESOLVED, that the Chairman, the President, any Executive or Senior Executive Vice President, or any Senior Vice President of The Northern Trust Company, or his or her delegate, is authorized to prepare and execute amendments to the affected plans and take any actions which are necessary or advisable to implement these resolutions, including any action which may be required in connection with the merger of the Bent Tree Plan to ensure that the tax-qualified status of The Northern Trust Company Pension Plan is maintained.